UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported): June 24, 2014

FIRST CAPITAL BANCORP, INC.

(Name of Small Business Issuer in its charter)

Virginia	001-33543	11-3782033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4222 Cox Road Glen Allen, VA	23060
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (804) 273-1160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 23, 2014, First Capital Bancorp, Inc. (the “Corporation”) filed Articles of Amendment to the Corporation’s Articles of Incorporation with the Virginia State Corporation Commission to change the par value of the Corporation’s Common Stock from $4.00 per share to $.01 per share. The Articles of Amendment became effective on June 24, 2014. The amendment was approved by the Corporation’s Board of Directors on May 21, 2014. Under the Virginia Stock Corporation Act, shareholder approval of the amendment was not required.

The above description of the Articles of Amendment is intended as a summary only and it is qualified in its entirety by the terms and conditions set forth therein. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Designation of Exhibit

3.1	Articles of Amendment to the Articles of Incorporation dated June 6, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST CAPITAL BANCORP, INC.

Date: June 24, 2014	By:	/s/ John M. Presley
John M. Presley
Chief Executive Officer and Managing Director

INDEX TO EXHIBITS

Exhibit

3.1	Articles of Amendment to the Articles of Incorporation dated June 6, 2014.

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